UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2026

Super League Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38819	47-1990734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Colorado Avenue, Suite 100E
Santa Monica, California 90404
(Address of principal executive offices)

(213) 421-1920
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLE	Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 16, 2026, Super League Enterprise, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum for the transaction of business was present virtually or represented by proxy. The matters voted upon at the Annual Meeting and the results of the voting are set forth below:

Proposal No. 1 – Election of the Two Class III Directors

	For	Withheld	Broker Non-Votes
Ann Hand	1,030,284	69,994	316,141
Robert Kalutkiewicz	1,088,930	11,348	316,141

The Company’s stockholders voted to re-elect two Class III director nominees, Ann Hand and Robert Kalutkiewicz, to serve on the Company’s Board of Directors (the “Board”), each for a term to conclude at the Company’s 2029 annual meeting of stockholders.

Proposal No. 2 – Approval of the Common Stock Issuance Pursuant to Nasdaq Listing Rule 5635

	For	Against	Abstain	Broker Non-Votes
Votes	1,055,621	25,314	19,343	316,141

The Company’s stockholders voted to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 435,859,500 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), pursuant to the terms of (i) the Subscription Agreement, dated as of August 18, 2026, by and between the Company and Metaplanet Holdings, Inc., a Florida corporation (“Metaplanet”), and (ii) the Subscription Agreement, dated as of August 18, 2026, by and between the Company and Evo Fund, a Cayman Islands exempted company.

Proposal No. 3 – Approval of the Fourth Amended and Restated Certificate of Incorporation

	For	Against	Abstain	Broker Non-Votes
Votes	1,069,071	21,672	9,535	316,141

The Company’s stockholders voted to approve and adopt, assuming Proposal No. 2 is approved and adopted, the Fourth Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”).

Proposal No. 4 – Approval of the Advisory Charter Proposals

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, assuming Proposal No. 2 is approved and adopted, certain differences between the Company’s current Certificate of Incorporation, as amended and restated, and the Amended Charter, as follows:

Proposal No. 4(a) — Name Change

	For	Against	Abstain	Broker Non-Votes
Votes	1,381,852	24,388	10,179	0

The vote required to approve advisory Proposal No. 4(a), assuming Proposal No. 2 is approved, was the affirmative vote of a majority of the votes cast at the Annual Meeting. Accordingly, the Company’s stockholders approved, on a non-binding advisory basis, this Proposal No. 4(a).

Proposal No. 4(b) — Increase the Number of Authorized Capital Stock

	For	Against	Abstain	Broker Non-Votes
Votes	1,044,801	37,673	17,804	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 750,000,000 to 1,000,000,000; and (ii) increase the number of shares of preferred stock authorized for issuance thereunder from 10,000,000 to 100,000,000.

Proposal No. 4(c) — Special Meetings; Stockholder Action by Written Consent

	For	Against	Abstain	Broker Non-Votes
Votes	1,052,709	24,715	22,854	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to set forth that (i) special meetings of the stockholders of the Company may only be called by (a) the Board, (b) the chairperson of the Board or (c) the Chief Executive Officer of the Company; and (ii) on and after the date on which Metaplanet and its affiliates cease to own shares of voting stock representing at least fifty percent (50%) of the votes entitled to be cast by the holders of the outstanding shares of voting stock, voting together as a single class (such date, the “Ownership Threshold Date”), any action required or permitted to be taken by stockholders may be effected only at an annual or special meeting of stockholders.

Proposal No. 4(d) — Waiver of Section 203 of the DGCL

	For	Against	Abstain	Broker Non-Votes
Votes	1,058,811	22,996	18,471	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to provide that Section 203 of the Delaware General Corporation Law, which governs business combinations between the Company and certain interested stockholders, will not apply to the Company until the Ownership Threshold Date.

Proposal No. 4(e) – Corporate Opportunity Waiver

	For	Against	Abstain	Broker Non-Votes
Votes	1,064,598	25,513	10,167	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to provide for a waiver of the doctrine of corporate opportunities, and to eliminate any duty to refrain from competing with the Company or any of its affiliates, for (i) Metaplanet and any of its affiliates, and (ii) any director of the Company who is not an employee of the Company.

Proposal No. 4(f) — Forum Selection Clause

	For	Against	Abstain	Broker Non-Votes
Votes	1,084,954	14,271	1,053	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to designate Delaware courts as the exclusive forum for certain litigation matters, and to designate the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act of 1933, as amended (the “Securities Act”), and U.S. federal securities laws.

Proposal No. 4(g) — Removal of Classification of Board of Directors Provisions

	For	Against	Abstain	Broker Non-Votes
Votes	1,083,610	15,517	1,151	316,141

The Company’s stockholders voted to approve and adopt, on a non-binding advisory basis, an amendment to declassify the Board, resulting in one class of directors serving for a term expiring at the following annual meeting of stockholders.

Proposal No. 5 – Approval of the Amendment and Restatement of the 2025 Omnibus Equity Incentive Plan

	For	Against	Abstain	Broker Non-Votes
Votes	1,059,618	37,726	2,934	316,141

The Company’s stockholders voted to approve, assuming Proposal No. 2 is approved, amendment and restatement of the Company’s 2025 Omnibus Equity Incentive Plan to (i) increase the number of shares authorized thereunder by 6,000,000 shares of Common Stock and (ii) make certain other amendments consistent with good governance practice or applicable law.

Proposal No. 6 – Ratification of the Appointment of WithumSmith+Brown, PC as the Company’s Independent Auditor

	For	Against	Abstain	Broker Non-Votes
Votes	1,399,735	16,376	308	0

The Company’s stockholders voted to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent auditor for the fiscal year ending December 31, 2026.

Proposal No. 7 – Approval of an Adjournment of the Annual Meeting

	For	Against	Abstain	Broker Non-Votes
Votes	1,370,699	44,776	944	0

The Company’s stockholders voted to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve the election of the two Class III directors and approve Proposals No. 2, 3, 4, 5 and 6.

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 25, 2026, as supplemented from time to time thereafter.

Item 7.01 Regulation FD Disclosure

On October 19, 2026, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01 Other Events

On October 16, 2026, the Company made a purchase of two (2) Bitcoin for an average purchase price of $81,444.82 per Bitcoin, as part of its exploration of Bitcoin as a treasury asset alongside cash and cash equivalents.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of October 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Super League Enterprise, Inc.

Date: October 19, 2026	By:	/s/ Clayton Haynes
Clayton Haynes Chief Financial Officer